UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 17, 2010
Interstate Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14331	52-2101815

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4501 North Fairfax Drive, Suite 500,
Arlington, Virginia	22203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 387-3100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction
     Pursuant to that certain Agreement and Plan of Merger, dated as of December 18, 2009 (the “Merger Agreement”), by and among Interstate Hotels & Resorts, Inc., a Delaware corporation (the “Company”), Interstate Operating Company, LP, a Delaware limited partnership (the “Operating Partnership”), Hotel Acquisition Company, LLC, a Delaware limited liability company (“Parent”), HAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and HAC Merger Partnership, L.P., a Delaware limited partnership and a subsidiary of Merger Sub (“Merger Partnership”, and together with Parent and Merger Sub, the “Purchaser Parties”), on March 17, 2010, Merger Sub merged with and into the Company with the Company surviving as a wholly owned subsidiary of Parent (the “Company Merger”). Simultaneously with the Company Merger, Merger Partnership merged with and into the Operating Partnership with the Operating Partnership surviving as an indirect, wholly owned subsidiary of Parent (the “Partnership Merger” and together with the Company Merger, the “Mergers”).
     As a result of the Company Merger, shares of Company common stock, which formerly traded under the symbol “IHR”, have ceased being traded on, and have been delisted from, the New York Stock Exchange (the “NYSE”).
     Pursuant to the terms of the Merger Agreement, each outstanding share of common stock of the Company, other than any shares owned by the Company or its subsidiaries or the Purchaser Parties, or by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, and each outstanding Class A unit of limited partnership interest in the Operating Partnership, other than any limited partnership interests owned by the Company, Parent or their respective wholly owned subsidiaries, will be cancelled and will be converted automatically into the right to receive $2.25 in cash, without interest (collectively, the “Merger Consideration”).
     The description of the Mergers contained in this Introduction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2009.
Item 2.01. Completion of Acquisition or Disposition of Assets
     The information set forth in the Introduction above and Item 5.01 below is incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     As a result of the Company Merger, all shares of the Company’s common stock were cancelled and converted into the right to receive the Merger Consideration. Accordingly, following completion of the Company Merger, the Company requested that the NYSE (i) withdraw Company common stock from listing on the NYSE prior to the open of trading on March 18, 2010 and (ii) file with the SEC an application on Form 25 to report the delisting of the Company’s common stock and associated preferred stock purchase rights from the NYSE. On March 18, 2010, in accordance with the Company’s request, the NYSE filed the Form 25 with the SEC in order to provide notification of such delisting and to effect the deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting that the Company common stock and associated preferred stock purchase rights be deregistered and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.
Item 3.03. Material Modifications to Rights of Security Holders
     As a result of the consummation of the Mergers on March 17, 2010, each outstanding share of the Company’s common stock, together with each associated preferred stock purchase right, was converted into the right to receive the Merger Consideration.

Item 5.01. Changes in Control of Registrant
     The information set forth in the Introduction above and Item 5.02 below is incorporated herein by reference. Parent funded the Merger Consideration through its existing cash on hand and through equity financing obtained from THI Inca V LLC, a subsidiary of Thayer Hotel Investors V-A LP, and Capital Gathering, LLC, a wholly owned subsidiary of Shanghai Jin Jiang International Hotels (Group) Company Limited (“Jin Jiang”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     In connection with the consummation of the Mergers and in accordance with the Merger Agreement, all of the directors of the Company, other than Thomas F. Hewitt, resigned or were removed from their positions as directors of the Company, at the effective time of the Mergers. Bruce G. Wiles, the chief executive officer of Parent, and Yang Weimin, the executive director and chief executive officer of Jin Jiang, were elected as additional directors of the Company.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     As a result of the consummation of the Mergers, the Restated Certificate of Incorporation of the Company, as amended, was amended and restated by the Certificate of Merger filed with the Secretary of State of the State of Delaware on March 17, 2010, and such Second Restated Certificate of Incorporation is the Certificate of Incorporation of the surviving corporation. The bylaws of the Company were amended and restated as contemplated by the Merger Agreement (the “Amended and Restated Bylaws”).
     The Second Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

2.1
Agreement and Plan of Merger, dated as of December 18, 2009, by and among the Interstate Hotels & Resorts, Inc., Interstate Operating Company, L.P., Hotel Acquisition Company, LLC, HAC Merger Sub, Inc. and HAC Merger Partnership, L.P. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2009)

3.1	Second Restated Certificate of Incorporation of Interstate Hotels & Resorts, Inc.

3.2	Amended and Restated Bylaws of Interstate Hotels & Resorts, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSTATE HOTELS & RESORTS, INC.
Date: March 18, 2010	/s/ Christopher L. Bennett
Christopher L. Bennett
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

2.1
Agreement and Plan of Merger, dated as of December 18, 2009, by and among the Interstate Hotels & Resorts, Inc., Interstate Operating Company, L.P., Hotel Acquisition Company, LLC, HAC Merger Sub, Inc. and HAC Merger Partnership, L.P. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2009)

3.1	Second Restated Certificate of Incorporation of Interstate Hotels & Resorts, Inc.

3.2	Amended and Restated Bylaws of Interstate Hotels & Resorts, Inc.